Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------

                           Real Estate Finance Group

------------------------------------------------------------------------------
                         COMMERCIAL MORTGAGE TRADING
------------------------------------------------------------------------------

                            $1,564,253,433 (+/- 5%)
                        (Initial Mortgage Pool Balance)

                            'Column-GECA Conduit I'


                         DLJ COMMERCIAL MORTGAGE CORP.
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-CG1
 Class S, Class A-1A, Class A-1B, Class A-1C, Class A-2, Class A-3, Class A-4,
                        Class B-1, Class B-2, Class B-3


                             Mortgage Loan Sellers
           Column Financial, Inc.              GE Capital Access, Inc.


                     ** PRELIMINARY SUMMARY MEMORANDUM **

                              Dated June 15, 1998

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
                         COMMERCIAL MORTGAGE TRADING
------------------------------------------------------------------------------


                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'


|----------------------------------------------------------------------------------------------------------------------------------|
||--------------------------------------------------------------------------------------------------------------------------------||
||                                                         Servicing Fee                                                          ||
||--------------------------------------------------------------------------------------------------------------------------------||
|                                                                                                                                  |
||--------------------------------------------------------------------------------------------------------------------------------||
||                                                            -------------------------------                                     ||
||                  Class S  AAA Public                       | |------| |------| |-------| |                                     ||
||                                                            | |Public| |Public| |Private| |                                     ||
||                                                            | |      | |      | |       | |                                     ||
||                                                            | |      | |      | |       | |                                     ||
||                                                   |--------| |      | |      | |       | |                                     ||
||                                                   | |------| |      | |      | |       | |                                     ||
||                                                   | |Public| |      | |      | |       | |                                     ||
||                                          |--------| |      | |      | |      | |       | |                                     ||
||                                          | |------| |      | |      | |      | |       | |                                     ||
||                                 |--------| |Public| |      | |      | |      | |       | |-------------------------------------||
||                        |--------| |------| |      | |      | |      | |      | |       | |-------| |-------| |-------| |-------||
||               |--------| |------| |Public| |      | |      | |      | |      | |       | |Private| |Private| |Private| |Private||
||      |--------| |------| |Public| |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |------| |Public| |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |Public| |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||------| |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||------| |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||Public| |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||Class | |Class | |Class | |Class | |Class | |Class | |Class | |Class | |Class | | Class | | Class | | Class | | Class | | Class ||
||A-1A  | |A-1B  | |A-1C  | | A-2  | | A-3  | | A-4  | | B-1  | | B-2  | | B-3  | |  B-4  | |  B-5  | |  B-6  | |  B-7  | |   C   ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
|| AAA  | | AAA  | | AAA/ | |  AA  | |  A   | | A/A- | | BBB  | | BBB- | | BBB- | |  BB   | |  BB-  | |   B   | |   B-  | |   NR  ||
||      | |      | | AA+  | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||      | |      | |      | |      | |      | |      | |      | |      | |      | |       | |       | |       | |       | |       ||
||------| |------| |------| |------| |------| |------| |------| |------| |------| |-------| |-------| |-------| |-------| |-------||
|----------------------------------------------------------------------------------------------------------------------------------|



              Rating         ($)         (%)     (%)      Avg                   Price               Aprx
 Class     (Fitch/S&P)     Balance     Balance   Sub    Life(1)  Maturity(1)    Talk      Index     Price      Status      ERISA
--------  ------------- -------------- -------  -----   -------  ----------- ---------  --------   -------  -----------   --------

    S        AAA/AAAr    1,564,253,433    na       na      9.8      May-23     250-275    Curve      5-22      Public       Yes
  A-1A        AAA/AAA      291,005,000   18.60   28.00     5.7      Dec-07     60 Area    Curve     99-28      Public       Yes
  A-1B        AAA/AAA      835,257,000   53.40   28.00     9.7      May-08     80 Area  10 Yr UST   101-00     Public       Yes
  A-1C        AAA/AA+       39,106,000   2.50    25.50     9.9      May-08     85 Area  10 Yr UST   101-00     Public       No
   A-2         AA/AA        39,106,000   2.50    23.00     9.9      May-08     90 Area  10 Yr UST   101-00     Public       No
   A-3          A/A         78,213,000   5.00    18.00     9.9      Jun-08    105 Area  10 Yr UST   101-00     Public       No
   A-4          A/A-        23,464,000   1.50    16.50     9.9      Jun-08    118 Area  10 Yr UST   101-00     Public       No
   B-1        BBB/BBB       70,391,000   4.50    12.00    10.3      May-10    130 Area  10 Yr UST   101-00     Public       No
   B-2       BBB-/BBB-      23,464,000   1.50    10.50    13.0      Sep-12    170 Area    Curve     101-00     Public       No
   B-3        BBB-/NR       15,643,000   1.00     9.50    14.5      Jan-13    190 Area    Curve     99-29      Public       No
   B-4         BB/BB        66,481,000   4.25     5.25    14.8      May-13     ******   ** (2) **   ******  Private-144A    No
   B-5        BB-/NR        15,642,000   1.00     4.25    14.9      Jun-13     ******   ** (3) **   ******  Private-144A    No
   B-6         B/NR         27,374,000   1.75     2.50    16.2      Dec-16     ******   ** (3) **   ******  Private-144A    No
   B-7         B-/NR        15,643,000   1.00     1.50    19.5      Jun-18     ******   ** (3) **   ******  Private-144A    No
    C           NR          23,464,433   1.50     0.00    23.0      May-23     ******   ** (3) **   ******  Private-144A    No
                         -------------
Total                    1,564,253,433
                         =============

(1) Reflects average life and maturity. Assumes 0% CPR, no defaults and no
    extensions.     (2) Not Publicly Offered      (3) Sold

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
                         COMMERCIAL MORTGAGE TRADING
------------------------------------------------------------------------------

                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'
-------------------------------------------------------------------------------

Collateral:         The Trust Fund will consist of a pool of 301 fixed-rate,
                    monthly-pay mortgage loans with an aggregate balance of approximately $1,564,253,433 as of June 1, 1998 (Cut-Off
                    Date), which are secured by a first lien on a fee and/or leasehold interest in multifamily or commercial properties. The properties are located throughout 33 states and the District of Columbia with the largest concentrations (by balance) in CA 14.8% (43 loans), NY
                    11.9% (16 loans) and FL 9.6% (29 loans).

------------------------------------------------------------------------------

Mortgage Loan       The mortgage loans were originated or acquired primarily
Originators:        between March 1997 and May 1998 by Column Financial, Inc.
                    (Column) and by affiliates of GE Capital Access, Inc.
                    (GECA). Approximately 52.3% (by balance) of the mortgage loans are being contributed by GECA and 47.7% (by balance) are being contributed by Column to the Trust Fund.

                    Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $3.9 Billion commercial mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 10 regional offices located throughout the country.

                    GECA is a wholly owned subsidiary of General Electric Capital Corporation (GECC). Since its formation in 1996, GECA, through its affiliates, has originated or acquired over $1.5 billion of commercial mortgage loans. Through its Real Estate division, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $12 billion of assets. GECC originates and acquires commercial mortgage loans through approximately 20 offices located throughout North America.

------------------------------------------------------------------------------

Servicer:              GE Capital Loan Services, Inc.          Lead Manager:       Donaldson, Lufkin & Jenrette Securities
                                                                                   Corporation, Sole Manager

-----------------------------------------------------------------------------------------------------------------------------------

Special Servicer:      Midland Loan Services, Inc.             Settlement:         June 29, 1998

-----------------------------------------------------------------------------------------------------------------------------------

Rating                 Fitch IBCA, Inc.                        Trustee:            Norwest Bank Minnesota, National Association
Agencies:              Standard & Poor's Ratings Services


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

------------------------------------------------------------------------------


Extensions:         The Special Servicer will not be permitted to grant any
                    extension of the maturity of a mortgage loan beyond 36 months of such mortgage loan's stated maturity date.

-------------------------------------------------------------------------------

Controlling Class:  The Controlling Class of Certificateholders may appoint a
                    Special Servicer and replace the existing Special Servicer.

                       Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal balance.

-------------------------------------------------------------------------------

Advances:           Advances subject to recoverability determination and
                    appraisal reductions.

------------------------------------------------------------------------------

Prepayment          All of the mortgage loans provide for either a prepayment
Protection and      lockout period ("Lockout"), a defeasance period
Distribution:       ("Defeasance"), a yield maintenance premium ("YMP") period and/or a prepayment premium ("PP") period or a combination thereof.

                    The certificate yield maintenance amount ("CYMA") for the P&I classes equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) of which, (i) the numerator is equal to the excess of a specified class pass-through rate over the relevant Discount Rate and (ii) the denominator is equal to the excess of the mortgage rate on the related loan over the relevant Discount Rate. The yield maintenance amount for the interest only certificates will equal the total yield maintenance premium less the CYMA.

                    The certificate prepayment premium amount ("CPPA") for the P&I classes effected equals 15% of the total prepayment premium collected. The prepayment premium amount for the interest only certificates will equal the total prepayment premium less the CPPA.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

------------------------------------------------------------------------------

Priority of         On each distribution date, interest will be distributed to
Interest:           each of the classes in the following order of priority:

                             1. Class S, A-1A and A-1B, pro rata
                             2. Class A-1C
                             3. Class A-2
                             4. Class A-3
                             5. Class A-4
                             6. Class B-1
                             7. Class B-2
                             8. Class B-3
                             9. Class B-4
                            10. Class B-5
                            11. Class B-6
                            12. Class B-7
                            13. Class C

------------------------------------------------------------------------------

Priority of         On each distribution date, principal will be distributed
Principal:          and losses will be allocated to each of the classes in
                    the following order of priority:

                      Scheduled and Prepayments(1)   Losses
                      ----------------------------  --------------------------
                       1. Class A-1A                  1. Class C
                       2. Class A-1B(2)               2. Class B-7
                       3. Class A-1C                  3. Class B-6
                       4. Class A-2                   4. Class B-5
                       5. Class A-3                   5. Class B-4
                       6. Class A-4                   6. Class B-3
                       7. Class B-1                   7. Class B-2
                       8. Class B-2                   8. Class B-1
                       9. Class B-3                   9. Class A-4
                      10. Class B-4                  10. Class A-3
                      11. Class B-5                  11. Class A-2
                      12. Class B-6                  12. Class A-1C
                      13. Class B-7                  13. Class A-1A and A-1B,
                      14. Class C                        pro rata

                (1) None of the following classes will receive any principal distributions until all classes, if any, listed above it are retired.

                (2) Pro rata with Class A-1A and Class A-1B if the balances of
                    Classes A-1C through C are reduced to zero on account of losses.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

------------------------------------------------------------------------------
Largest Loans:      Rivergate Apartments
                    401 E. 34th Street, New York, New York
                    Multifamily Property

                    o     LTV: 62.3%
                    o     DSCR: 1.75x
                    o     OCC: 97.0%
                    o     Cut-Off Date Balance: $ 94,602,208 (6.0%)

                    Rivergate Apartments (the "Property") is a 35-story multifamily apartment building built in 1985 and composed of 706 residential units containing approximately 632,557 net rentable square feet of multifamily apartment space, 19,938 net rentable square feet of office space, 2,000 square feet of retail space and an on-site parking garage. Amenities include: river views; unit security systems; 24 hour doormen; a roof top sun deck and an on-site health club. The property is located in the Murray Hill District of New York City.

                    As of 1996, units in the Property that become vacant cease to be subject to New York State's rent stabilization laws. Consequently, many existing rents are below market. As tenants vacate, the mortgagor executes new leases, generally at higher rental rates that are not subject to the rent stabilization laws.

                    The Mortgagor is a limited-purpose limited partnership, with Donald Zucker as controlling principal. Manhattan Skyline Management Corp., an affiliate of the Mortgagor, manages the Property.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
-------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
-------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

-------------------------------------------------------------------------------

                    Raritan Center Industrial Portfolio
                    Various Addresses, Edison Township, New Jersey

                    The Raritan Center Loans are cross-collateralized and cross-defaulted:

                    Office Property
                    o     LTV: 74.3%
                    o     DSCR: 1.28x
                    o     OCC: 99.0%
                    o     Cut-Off Date Balance: $ 27,484,832 (1.8%)

                    Industrial Properties
                    o     LTV: 71.8%
                    o     DSCR: 1.22x
                    o     OCC: 94.0%
                    o     Cut-Off Date Balance: $ 24,486,486 (1.6%)

                    The Raritan Center Properties (the "Properties") consist of a Class A office building comprising 260,604 square feet of space and a group of nine industrial buildings comprising, in the aggregate, 804,196 square feet of space. Each Raritan Center Property is located within Raritan Center, a 100-building development comprising 10,000,000 square feet of industrial, office and hotel space.

                    The Properties are located in Edison, New Jersey, approximately 35 miles southwest of New York City and 35 miles northeast of Philadelphia, at the crossroads of the New Jersey Turnpike, the Garden State Parkway and Interstate Route 287. This transportation access makes all of Raritan Center particularly desirable for both industrial and office users.

                    Each Property is managed by SAI Management Inc., an affiliate of the Raritan Center Mortgagors who manage over
                    2.5 million square feet in 30 buildings.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

------------------------------------------------------------------------------

                    The Resurgens Plaza
                    945 East Paces Ferry Road, Atlanta, Georgia
                    Office Property

                    o     LTV: 45.6%
                    o     DSCR: 2.10x
                    o     OCC: 96.0%
                    o     Cut-Off Date Balance: $ 32,859,589 (2.1%)

                    The Resurgens Plaza Property (the "Property") consists of a 27-story office building containing 388,119 net rentable square feet. The property is located in the Buckhead section of northern Atlanta, Georgia, in close proximity to Lenox Square and Phipps Plaza (Atlanta's premier shopping malls) and the Ritz Carlton and J.W. Marriott hotels.

                    Insignia Commercial Group, Inc., which is not an affiliate of the Resurgens Plaza Mortgagor, manages the Property. A commingled trust fund advised by J.P. Morgan Investment Management, Inc. is a constituent member of the Resurgens Plaza Mortgagor.

                    The interest of the Resurgens Plaza Mortgagor in the Resurgens Plaza Property consists of a leasehold estate in the real property in the lower ten floors of the building, which comprise a parking garage, and a fee interest in the air rights and the 17 floors above the leasehold parcel where the office space is located.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172
-------------------------------------------------------------------------------
                           Real Estate Finance Group
------------------------------------------------------------------------------
               C O M M E R C I A L  M O R T G A G E  T R A D I N G
------------------------------------------------------------------------------
                         DLJ Commercial Mortgage Corp.
        Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
                            'Column-GECA Conduit I'

------------------------------------------------------------------------------

                    The Camargue
                    303 East 83rd Street, New York, New York
                    Multifamily Property

                    o     LTV:  66.9%
                    o     DSCR: 1.38x
                    o     OCC: 99.0%
                    o     Cut-Off Date Balance: $ 29,900,164 (1.9%)

                    The Camargue Property (the "Property") consists of a 32-story, 261-unit multifamily apartment building located in New York City. It comprises 210,295 net rentable square feet of multifamily apartment space, and 5,275 net rentable square feet of retail space. Amenities include:
                    24 hour doormen; a roof top sun deck, recreation area, parking facility and a laundry.

                    The Mortgagor is a special purpose limited liability corporation controlled by Llyod Goldman and family. BLDG Management Co., Inc., an affiliate of the Mortgagor, manages the Property.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                                        DLJCMC-1998CG1V1 A1A
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               : $291,005,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       5.9500                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 98.00000     98-00             6.436    4.50           6.440    4.46        6.443     4.43       6.446     4.40      6.454     4.32
 98.12500     98-04             6.408                   6.412                6.415                6.417               6.424
 98.25000     98-08             6.380                   6.383                6.386                6.389               6.395
 98.37500     98-12             6.352                   6.355                6.357                6.360               6.366
 98.50000     98-16             6.324                   6.327                6.329                6.331               6.337
 98.62500     98-20             6.296                   6.298                6.300                6.302               6.307
 98.75000     98-24             6.268                   6.270                6.272                6.274               6.278
 98.87500     98-28             6.240                   6.242                6.244                6.245               6.249
 99.00000     99-00             6.212    4.53           6.214    4.48        6.215     4.45       6.217     4.42      6.220     4.34
 99.12500     99-04             6.184                   6.186                6.187                6.188               6.191
 99.25000     99-08             6.157                   6.158                6.159                6.160               6.162
 99.37500     99-12             6.129                   6.130                6.131                6.132               6.134
 99.50000     99-16             6.101                   6.102                6.103                6.103               6.105
 99.62500     99-20             6.074                   6.074                6.075                6.075               6.076
 99.75000     99-24             6.046                   6.047                6.047                6.047               6.047
 99.87500     99-28             6.019                   6.019                6.019                6.019               6.019
 99.87670     99-28             6.019    4.54           6.019    4.50        6.018     4.46       6.018     4.43      6.018     4.35
100.00000    100-00             5.992                   5.991                5.991                5.991               5.990
100.12500    100-04             5.964                   5.964                5.963                5.963               5.962
100.25000    100-08             5.937                   5.936                5.935                5.935               5.933
100.37500    100-12             5.910                   5.909                5.908                5.907               5.905
100.50000    100-16             5.882                   5.881                5.880                5.879               5.876
100.62500    100-20             5.855                   5.854                5.852                5.851               5.848
100.75000    100-24             5.828                   5.826                5.825                5.823               5.820
100.87500    100-28             5.801    4.56           5.799    4.52        5.797     4.48       5.796     4.45      5.791     4.37
101.00000    101-00             5.774                   5.772                5.770                5.768               5.763
101.12500    101-04             5.747                   5.745                5.742                5.740               5.735
101.25000    101-08             5.720                   5.717                5.715                5.713               5.707
101.37500    101-12             5.693                   5.690                5.688                5.685               5.679
101.50000    101-16             5.667                   5.663                5.660                5.658               5.651
101.62500    101-20             5.640                   5.636                5.633                5.630               5.623
101.75000    101-24             5.613                   5.609                5.606                5.603               5.595
------------------------------------------------------------------------------------------------------------------------------------
     Avg Life                       5.70                      5.63                 5.57                  5.52               5.39
------------------------------------------------------------------------------------------------------------------------------------
     First Pay                     7/10/98                   7/10/98              7/10/98              7/10/98             7/10/98
     Last Pay                     12/10/07                   9/10/07              7/10/07              4/10/07            11/10/06
   Prin. Window                     114                        111                  109                   106                101
------------------------------------------------------------------------------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 A1B
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               : $835,257,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.2900                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.12500      99-04            6.475    7.02           6.475    7.00        6.476     6.98       6.476     6.95      6.478     6.83
 99.25000      99-08            6.457                   6.457                6.458                6.458               6.460
 99.37500      99-12            6.439                   6.440                6.440                6.440               6.441
 99.50000      99-16            6.422                   6.422                6.422                6.422               6.423
 99.62500      99-20            6.404                   6.404                6.404                6.404               6.405
 99.75000      99-24            6.386                   6.386                6.386                6.386               6.386
 99.87500      99-28            6.368                   6.368                6.368                6.368               6.368
100.00000     100-00            6.351                   6.351                6.351                6.350               6.350
100.12500     100-04            6.333    7.04           6.333    7.02        6.333     7.00       6.333     6.97      6.332     6.85
100.25000     100-08            6.315                   6.315                6.315                6.315               6.314
100.37500     100-12            6.298                   6.298                6.297                6.297               6.296
100.50000     100-16            6.280                   6.280                6.280                6.279               6.278
100.62500     100-20            6.263                   6.262                6.262                6.262               6.260
100.75000     100-24            6.245                   6.245                6.244                6.244               6.242
100.87500     100-28            6.228                   6.227                6.227                6.226               6.224
101.00000     101-00            6.210                   6.210                6.209                6.209               6.206
101.00140     101-00            6.210    7.06           6.210    7.04        6.209     7.02       6.208     6.99      6.205     6.86
101.12500     101-04            6.193                   6.192                6.192                6.191               6.188
101.25000     101-08            6.175                   6.175                6.174                6.173               6.170
101.37500     101-12            6.158                   6.157                6.157                6.156               6.152
101.50000     101-16            6.141                   6.140                6.139                6.138               6.134
101.62500     101-20            6.123                   6.123                6.122                6.121               6.116
101.75000     101-24            6.106                   6.105                6.104                6.103               6.098
101.87500     101-28            6.089                   6.088                6.087                6.086               6.081
102.00000     102-00            6.071    7.08           6.071    7.06        6.070     7.04       6.068     7.01      6.063     6.88
102.12500     102-04            6.054                   6.053                6.052                6.051               6.045
102.25000     102-08            6.037                   6.036                6.035                6.034               6.027
102.37500     102-12            6.020                   6.019                6.018                6.016               6.010
102.50000     102-16            6.003                   6.002                6.001                5.999               5.992
102.62500     102-20            5.986                   5.985                5.983                5.982               5.975
102.75000     102-24            5.968                   5.968                5.966                5.965               5.957
102.87500     102-28            5.951                   5.950                5.949                5.947               5.939
------------------------------------------------------------------------------------------------------------------------------------
        Avg Life                     9.70                      9.67                  9.62                9.57                 9.33
------------------------------------------------------------------------------------------------------------------------------------
        First Pay                  12/10/07                  9/10/07               7/10/07             4/10/07             11/10/06
        Last Pay                    5/10/08                  5/10/08               5/10/08             5/10/08              2/10/08
       Prin. Window                    6                        9                    11                  14                   16
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 A1C
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $39,106,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.3400                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.12500      99-04            6.525    7.09           6.525    7.09        6.525     7.09       6.525     7.09      6.527     6.96
 99.25000      99-08            6.508                   6.508                6.508                6.508               6.509
 99.37500      99-12            6.490                   6.490                6.490                6.490               6.491
 99.50000      99-16            6.472                   6.472                6.472                6.472               6.473
 99.62500      99-20            6.455                   6.455                6.455                6.455               6.455
 99.75000      99-24            6.437                   6.437                6.437                6.437               6.437
 99.87500      99-28            6.420                   6.420                6.420                6.420               6.420
100.00000     100-00            6.402                   6.402                6.402                6.402               6.402
100.12500     100-04            6.385    7.11           6.385    7.11        6.385     7.11       6.385     7.11      6.384     6.98
100.25000     100-08            6.367                   6.367                6.367                6.367               6.366
100.37500     100-12            6.350                   6.350                6.350                6.350               6.348
100.50000     100-16            6.332                   6.332                6.332                6.332               6.331
100.62500     100-20            6.315                   6.315                6.315                6.315               6.313
100.75000     100-24            6.298                   6.298                6.298                6.298               6.295
100.87500     100-28            6.280                   6.280                6.280                6.280               6.278
101.00000     101-00            6.263                   6.263                6.263                6.263               6.260
101.02150     101-00+           6.260    7.13           6.260    7.13        6.260     7.13       6.260     7.13      6.257     7.00
101.12500     101-04            6.246                   6.246                6.246                6.246               6.242
101.25000     101-08            6.228                   6.228                6.228                6.228               6.225
101.37500     101-12            6.211                   6.211                6.211                6.211               6.207
101.50000     101-16            6.194                   6.194                6.194                6.194               6.190
101.62500     101-20            6.177                   6.177                6.177                6.177               6.172
101.75000     101-24            6.160                   6.160                6.160                6.160               6.155
101.87500     101-28            6.143                   6.143                6.143                6.143               6.137
102.00000     102-00            6.126    7.15           6.126    7.15        6.126     7.15       6.126     7.15      6.120     7.01
102.12500     102-04            6.109                   6.109                6.109                6.109               6.103
102.25000     102-08            6.092                   6.092                6.092                6.092               6.085
102.37500     102-12            6.075                   6.075                6.075                6.075               6.068
102.50000     102-16            6.058                   6.058                6.058                6.058               6.051
102.62500     102-20            6.041                   6.041                6.041                6.041               6.033
102.75000     102-24            6.024                   6.024                6.024                6.024               6.016
102.87500     102-28            6.007                   6.007                6.007                6.007               5.999
------------------------------------------------------------------------------------------------------------------------------------
     Avg Life                        9.86                     9.86                 9.86                 9.86               9.61
------------------------------------------------------------------------------------------------------------------------------------
    First Pay                       5/10/08                  5/10/08              5/10/08              5/10/08            2/10/08
     Last Pay                       5/10/08                  5/10/08              5/10/08              5/10/08            2/10/08
   Prin. Window                        1                        1                    1                    1                  1
------------------------------------------------------------------------------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 A2
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $39,106,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.3900                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.12500      99-04            6.577    7.07           6.577    7.07        6.577     7.07       6.577     7.07      6.579     6.94
 99.25000      99-08            6.559                   6.559                6.559                6.559               6.560
 99.37500      99-12            6.541                   6.541                6.541                6.541               6.542
 99.50000      99-16            6.524                   6.524                6.524                6.524               6.524
 99.62500      99-20            6.506                   6.506                6.506                6.506               6.507
 99.75000      99-24            6.488                   6.488                6.488                6.488               6.489
 99.87500      99-28            6.471                   6.471                6.471                6.471               6.471
100.00000     100-00            6.453                   6.453                6.453                6.453               6.453
100.12500     100-04            6.436    7.09           6.436    7.09        6.436     7.09       6.436     7.09      6.435     6.96
100.25000     100-08            6.418                   6.418                6.418                6.418               6.417
100.37500     100-12            6.401                   6.401                6.401                6.401               6.399
100.50000     100-16            6.383                   6.383                6.383                6.383               6.382
100.62500     100-20            6.366                   6.366                6.366                6.366               6.364
100.75000     100-24            6.348                   6.348                6.348                6.348               6.346
100.87500     100-28            6.331                   6.331                6.331                6.331               6.328
101.00000     101-00            6.314                   6.314                6.314                6.314               6.311
101.02710     101-01            6.310    7.11           6.310    7.11        6.310     7.11       6.310     7.11      6.307     6.98
101.12500     101-04            6.296                   6.296                6.296                6.296               6.293
101.25000     101-08            6.279                   6.279                6.279                6.279               6.275
101.37500     101-12            6.262                   6.262                6.262                6.262               6.258
101.50000     101-16            6.245                   6.245                6.245                6.245               6.240
101.62500     101-20            6.227                   6.227                6.227                6.227               6.223
101.75000     101-24            6.210                   6.210                6.210                6.210               6.205
101.87500     101-28            6.193                   6.193                6.193                6.193               6.188
102.00000     102-00            6.176    7.13           6.176    7.13        6.176     7.13       6.176     7.13      6.170     7.00
102.12500     102-04            6.159                   6.159                6.159                6.159               6.153
102.25000     102-08            6.142                   6.142                6.142                6.142               6.136
102.37500     102-12            6.125                   6.125                6.125                6.125               6.118
102.50000     102-16            6.108                   6.108                6.108                6.108               6.101
102.62500     102-20            6.091                   6.091                6.091                6.091               6.084
102.75000     102-24            6.074                   6.074                6.074                6.074               6.066
102.87500     102-28            6.057                   6.057                6.057                6.057               6.049
------------------------------------------------------------------------------------------------------------------------------------
      Avg Life                       9.86                      9.86                 9.86                 9.86                9.61
------------------------------------------------------------------------------------------------------------------------------------
     First Pay                     5/10/08                   5/10/08              5/10/08              5/10/08             2/10/08
     Last Pay                      5/10/08                   5/10/08              5/10/08              5/10/08             2/10/08
    Prin. Window                      1                         1                    1                    1                   1
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 A3
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $78,213,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.5300                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.00000      99-00            6.738    7.05           6.738    7.04        6.738     7.04       6.738     7.03      6.740     6.93
 99.12500      99-04            6.720                   6.720                6.720                6.721               6.722
 99.25000      99-08            6.703                   6.703                6.703                6.703               6.704
 99.37500      99-12            6.685                   6.685                6.685                6.685               6.686
 99.50000      99-16            6.667                   6.667                6.667                6.667               6.668
 99.62500      99-20            6.649                   6.649                6.649                6.649               6.650
 99.75000      99-24            6.632                   6.632                6.632                6.632               6.632
 99.87500      99-28            6.614                   6.614                6.614                6.614               6.614
100.00000     100-00            6.596    7.07           6.596    7.06        6.596     7.06       6.596     7.04      6.596     6.95
100.12500     100-04            6.579                   6.579                6.579                6.579               6.578
100.25000     100-08            6.561                   6.561                6.561                6.561               6.560
100.37500     100-12            6.544                   6.544                6.544                6.544               6.543
100.50000     100-16            6.526                   6.526                6.526                6.526               6.525
100.62500     100-20            6.509                   6.509                6.509                6.508               6.507
100.75000     100-24            6.491                   6.491                6.491                6.491               6.489
100.87500     100-28            6.474                   6.474                6.474                6.473               6.472
100.97540     100-31            6.460    7.09           6.460    7.08        6.460     7.07       6.459     7.06      6.457     6.97
101.00000     101-00            6.457                   6.456                6.456                6.456               6.454
101.12500     101-04            6.439                   6.439                6.439                6.439               6.436
101.25000     101-08            6.422                   6.422                6.422                6.421               6.419
101.37500     101-12            6.405                   6.404                6.404                6.404               6.401
101.50000     101-16            6.387                   6.387                6.387                6.387               6.383
101.62500     101-20            6.370                   6.370                6.370                6.369               6.366
101.75000     101-24            6.353                   6.353                6.352                6.352               6.348
101.87500     101-28            6.336    7.11           6.335    7.10        6.335     7.09       6.335     7.08      6.331     6.99
102.00000     102-00            6.318                   6.318                6.318                6.317               6.313
102.12500     102-04            6.301                   6.301                6.301                6.300               6.296
102.25000     102-08            6.284                   6.284                6.284                6.283               6.279
102.37500     102-12            6.267                   6.267                6.266                6.266               6.261
102.50000     102-16            6.250                   6.250                6.249                6.249               6.244
102.62500     102-20            6.233                   6.233                6.232                6.232               6.226
102.75000     102-24            6.216                   6.216                6.215                6.215               6.209
------------------------------------------------------------------------------------------------------------------------------------
      Avg Life                      9.92                      9.90                 9.89                 9.87                 9.69
------------------------------------------------------------------------------------------------------------------------------------
     First Pay                     5/10/08                   5/10/08              5/10/08              5/10/08              2/10/08
     Last Pay                      6/10/08                   6/10/08              6/10/08              6/10/08              3/10/08
   Prin. Window                      2                         2                    2                    2                    2
------------------------------------------------------------------------------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 A4
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $23,464,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.6500                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.00000      99-00            6.861    7.02           6.861    7.02        6.861     7.02       6.861     7.02      6.864     6.90
 99.12500      99-04            6.844                   6.844                6.844                6.844               6.845
 99.25000      99-08            6.826                   6.826                6.826                6.826               6.827
 99.37500      99-12            6.808                   6.808                6.808                6.808               6.809
 99.50000      99-16            6.790                   6.790                6.790                6.790               6.791
 99.62500      99-20            6.772                   6.772                6.772                6.772               6.773
 99.75000      99-24            6.755                   6.755                6.755                6.755               6.755
 99.87500      99-28            6.737                   6.737                6.737                6.737               6.737
100.00000     100-00            6.719    7.04           6.719    7.04        6.719     7.04       6.719     7.04      6.719     6.92
100.12500     100-04            6.702                   6.702                6.702                6.702               6.701
100.25000     100-08            6.684                   6.684                6.684                6.684               6.683
100.37500     100-12            6.666                   6.666                6.666                6.666               6.665
100.50000     100-16            6.649                   6.649                6.649                6.649               6.647
100.62500     100-20            6.631                   6.631                6.631                6.631               6.629
100.75000     100-24            6.614                   6.614                6.614                6.614               6.611
100.87500     100-28            6.596                   6.596                6.596                6.596               6.594
100.92050     100-29+           6.590    7.06           6.590    7.06        6.590     7.06       6.590     7.06      6.587     6.94
101.00000     101-00            6.579                   6.579                6.579                6.579               6.576
101.12500     101-04            6.561                   6.561                6.561                6.561               6.558
101.25000     101-08            6.544                   6.544                6.544                6.544               6.540
101.37500     101-12            6.527                   6.527                6.527                6.527               6.523
101.50000     101-16            6.509                   6.509                6.509                6.509               6.505
101.62500     101-20            6.492                   6.492                6.492                6.492               6.488
101.75000     101-24            6.475                   6.475                6.475                6.475               6.470
101.87500     101-28            6.458    7.08           6.458    7.08        6.458     7.08       6.458     7.08      6.452     6.95
102.00000     102-00            6.440                   6.440                6.440                6.440               6.435
102.12500     102-04            6.423                   6.423                6.423                6.423               6.417
102.25000     102-08            6.406                   6.406                6.406                6.406               6.400
102.37500     102-12            6.389                   6.389                6.389                6.389               6.382
102.50000     102-16            6.372                   6.372                6.372                6.372               6.365
102.62500     102-20            6.355                   6.355                6.355                6.355               6.347
102.75000     102-24            6.338                   6.338                6.338                6.338               6.330
------------------------------------------------------------------------------------------------------------------------------------
      Avg Life                       9.95                      9.95                 9.95                 9.95                9.70
------------------------------------------------------------------------------------------------------------------------------------
     First Pay                      6/10/08                  6/10/08              6/10/08              6/10/08             3/10/08
      Last Pay                      6/10/08                  6/10/08              6/10/08              6/10/08             3/10/08
    Prin. Window                       1                        1                    1                    1                   1
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 B1
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $70,391,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       6.7700                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.00000      99-00            6.982    7.17           6.982    7.16        6.982     7.16       6.982     7.15      6.984     7.07
 99.12500      99-04            6.965                   6.965                6.965                6.965               6.966
 99.25000      99-08            6.947                   6.947                6.947                6.947               6.948
 99.37500      99-12            6.930                   6.930                6.930                6.930               6.930
 99.50000      99-16            6.912                   6.912                6.912                6.912               6.913
 99.62500      99-20            6.895                   6.895                6.895                6.895               6.895
 99.75000      99-24            6.877                   6.877                6.877                6.877               6.878
 99.87500      99-28            6.860                   6.860                6.860                6.860               6.860
100.00000     100-00            6.843    7.19           6.843    7.18        6.843     7.18       6.843     7.18      6.842     7.09
100.12500     100-04            6.825                   6.825                6.825                6.825               6.825
100.25000     100-08            6.808                   6.808                6.808                6.808               6.807
100.37500     100-12            6.791                   6.791                6.791                6.791               6.790
100.50000     100-16            6.774                   6.774                6.774                6.774               6.773
100.62500     100-20            6.757                   6.756                6.756                6.756               6.755
100.75000     100-24            6.739                   6.739                6.739                6.739               6.738
100.87500     100-28            6.722                   6.722                6.722                6.722               6.720
100.96470     100-31            6.710    7.21           6.710    7.20        6.710     7.20       6.710     7.20      6.708     7.11
101.00000     101-00            6.705                   6.705                6.705                6.705               6.703
101.12500     101-04            6.688                   6.688                6.688                6.688               6.686
101.25000     101-08            6.671                   6.671                6.671                6.671               6.669
101.37500     101-12            6.654                   6.654                6.654                6.654               6.651
101.50000     101-16            6.637                   6.637                6.637                6.637               6.634
101.62500     101-20            6.620                   6.620                6.620                6.620               6.617
101.75000     101-24            6.603                   6.603                6.603                6.603               6.600
101.87500     101-28            6.586    7.23           6.586    7.22        6.586     7.22       6.586     7.22      6.583     7.13
102.00000     102-00            6.569                   6.569                6.569                6.569               6.566
102.12500     102-04            6.553                   6.552                6.552                6.552               6.548
102.25000     102-08            6.536                   6.536                6.535                6.535               6.531
102.37500     102-12            6.519                   6.519                6.519                6.518               6.514
102.50000     102-16            6.502                   6.502                6.502                6.502               6.497
102.62500     102-20            6.485                   6.485                6.485                6.485               6.480
102.75000     102-24            6.469                   6.468                6.468                6.468               6.463
------------------------------------------------------------------------------------------------------------------------------------
     Avg Life                        10.34                    10.33                10.32                10.32                10.15
------------------------------------------------------------------------------------------------------------------------------------
    First Pay                       6/10/08                  6/10/08              6/10/08              6/10/08              3/10/08
     Last Pay                       5/10/10                  5/10/10              5/10/10              5/10/10              3/10/10
   Prin. Window                        24                       24                   24                   24                   25
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 B2
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $23,464,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       7.1503                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 99.12500      99-04            7.375    8.15           7.376    8.11        7.376     8.09       7.376     8.07      7.377     8.05
 99.25000      99-08            7.360                   7.360                7.360                7.361               7.361
 99.37500      99-12            7.344                   7.345                7.345                7.345               7.346
 99.50000      99-16            7.329                   7.329                7.330                7.330               7.330
 99.62500      99-20            7.314                   7.314                7.314                7.314               7.314
 99.75000      99-24            7.298                   7.299                7.299                7.299               7.299
 99.87500      99-28            7.283                   7.283                7.283                7.284               7.284
100.00000     100-00            7.268                   7.268                7.268                7.268               7.268
100.12500     100-04            7.253    8.18           7.253    8.14        7.253     8.12       7.253     8.10      7.253     8.08
100.25000     100-08            7.238                   7.237                7.237                7.238               7.237
100.37500     100-12            7.222                   7.222                7.222                7.222               7.222
100.50000     100-16            7.207                   7.207                7.207                7.207               7.207
100.62500     100-20            7.192                   7.192                7.192                7.192               7.192
100.75000     100-24            7.177                   7.177                7.177                7.177               7.176
100.87500     100-28            7.162                   7.162                7.161                7.161               7.161
101.00000     101-00            7.147                   7.147                7.146                7.146               7.146
101.00450     101-00            7.147    8.20           7.146    8.17        7.146     8.14       7.146     8.13      7.145     8.10
101.12500     101-04            7.132                   7.132                7.131                7.131               7.131
101.25000     101-08            7.117                   7.116                7.116                7.116               7.115
101.37500     101-12            7.102                   7.101                7.101                7.101               7.100
101.50000     101-16            7.087                   7.087                7.086                7.086               7.085
101.62500     101-20            7.072                   7.072                7.071                7.071               7.070
101.75000     101-24            7.058                   7.057                7.056                7.056               7.055
101.87500     101-28            7.043                   7.042                7.041                7.041               7.040
102.00000     102-00            7.028    8.23           7.027    8.20        7.026     8.17       7.026     8.15      7.025     8.13
102.12500     102-04            7.013                   7.012                7.011                7.011               7.010
102.25000     102-08            6.998                   6.997                6.996                6.996               6.995
102.37500     102-12            6.984                   6.982                6.982                6.981               6.980
102.50000     102-16            6.969                   6.968                6.967                6.966               6.965
102.62500     102-20            6.954                   6.953                6.952                6.951               6.950
102.75000     102-24            6.939                   6.938                6.937                6.937               6.936
102.87500     102-28            6.925                   6.923                6.922                6.922               6.921
------------------------------------------------------------------------------------------------------------------------------------
     Avg Life                       13.05                     12.95                12.88                 12.84              12.78
------------------------------------------------------------------------------------------------------------------------------------
     First Pay                     5/10/10                   5/10/10              5/10/10               5/10/10            3/10/10
     Last Pay                      9/10/12                   7/10/12              6/10/12               6/10/12            5/10/12
   Prin. Window                      29                        27                   26                    26                 27
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                                        DLJCMC-1998CG1V1 B3
                                              Yield Table(Speeds Start after Par Call)
------------------------------------------------------------------------------------------------------------------------------------
Current Balance               :  $15,643,000                                                             Gross WAC   : 7.2352
Pass-Thru Rate                :       7.1503                                                             Current WAM : 333
Accrued Days / Delay Days     :       28 / 9                                                             Settlement  : 06/29/98
------------------------------------------------------------------------------------------------------------------------------------

                                                            Prepayments
                   -----------------------------------------------------------------------------------------------------------------
         Price                      0.0% CPR               25.0% CPR            50.0% CPR            75.0% CPR         100.0% CPR
                   -----------------------------------------------------------------------------------------------------------------
                                Yield    ModDur         Yield    ModDur      Yield     ModDur     Yield     ModDur    Yield   ModDur
------------------------------------------------------------------------------------------------------------------------------------
 98.00000      98-00            7.585    8.60           7.586    8.56        7.586     8.53       7.587     8.49      7.589     8.43
 98.12500      98-04            7.570                   7.571                7.572                7.572               7.574
 98.25000      98-08            7.556                   7.556                7.557                7.557               7.559
 98.37500      98-12            7.541                   7.541                7.542                7.543               7.544
 98.50000      98-16            7.526                   7.527                7.527                7.528               7.529
 98.62500      98-20            7.512                   7.512                7.512                7.513               7.514
 98.75000      98-24            7.497                   7.497                7.498                7.498               7.499
 98.87500      98-28            7.483                   7.483                7.483                7.483               7.484
 99.00000      99-00            7.468    8.63           7.468    8.60        7.468     8.56       7.469     8.52      7.469     8.46
 99.12500      99-04            7.454                   7.454                7.454                7.454               7.454
 99.25000      99-08            7.439                   7.439                7.439                7.439               7.440
 99.37500      99-12            7.425                   7.424                7.424                7.424               7.425
 99.50000      99-16            7.410                   7.410                7.410                7.410               7.410
 99.62500      99-20            7.396                   7.395                7.395                7.395               7.395
 99.75000      99-24            7.381                   7.381                7.381                7.381               7.381
 99.87500      99-28            7.367                   7.366                7.366                7.366               7.366
 99.90060      99-29            7.364    8.66           7.364    8.63        7.363     8.59       7.363     8.55      7.363     8.49
100.00000     100-00            7.353                   7.352                7.352                7.351               7.351
100.12500     100-04            7.338                   7.338                7.337                7.337               7.337
100.25000     100-08            7.324                   7.323                7.323                7.322               7.322
100.37500     100-12            7.310                   7.309                7.308                7.308               7.307
100.50000     100-16            7.295                   7.295                7.294                7.294               7.293
100.62500     100-20            7.281                   7.280                7.280                7.279               7.278
100.75000     100-24            7.267                   7.266                7.265                7.265               7.264
100.87500     100-28            7.253    8.70           7.252    8.66        7.251     8.62       7.250     8.58      7.249     8.52
101.00000     101-00            7.239                   7.238                7.237                7.236               7.235
101.12500     101-04            7.224                   7.223                7.223                7.222               7.221
101.25000     101-08            7.210                   7.209                7.208                7.207               7.206
101.37500     101-12            7.196                   7.195                7.194                7.193               7.192
101.50000     101-16            7.182                   7.181                7.180                7.179               7.177
101.62500     101-20            7.168                   7.167                7.166                7.165               7.163
101.75000     101-24            7.154                   7.153                7.152                7.151               7.149
------------------------------------------------------------------------------------------------------------------------------------
     Avg Life                       14.50                    14.39                14.28                 14.17              13.99
------------------------------------------------------------------------------------------------------------------------------------
    First Pay                      9/10/12                   7/10/12              6/10/12               6/10/12            5/10/12
    Last Pay                       1/10/13                   1/10/13              1/10/13              11/10/12            8/10/12
   Prin. Window                       5                         7                    8                     6                  4
------------------------------------------------------------------------------------------------------------------------------------


     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                   Series 1998-CG1 Collateral Pool Summary

Mortgage Loan Characteristics
-----------------------------

Number of Loans:                                       301
Original Balance:                                 $1,567,791,349
Cut-off Date Balance (1):                         $1,564,253,433
Average Cut-off Date Balance:                         $5,196,855


Wtd. Avg. Mortgage Rate:                             7.210%
Wtd. Avg. Original Amort Term (Months):                337
Wtd. Avg. Original Balloon Term (Months):              135
Wtd. Avg. Seasoning (Months):                           3



Mortgaged Properties Characteristics
------------------------------------

Wtd. Avg. U/W DSCR:                   1.44 x
Wtd. Avg. Cut-off Date LTV:            69.9%
Wtd. Avg. Maturity Date LTV:           55.2%

Wtd. Avg. Year Built/Renovated (3):    1988
Number of States (5):                   34


Top 5 States/Property Types:

                                                                Percentage of
                                       Number      Cut-off Date  Cut-off Date
#            State                    of Loans     Balance (1)     Balance
-------------------------------------------------------------------------------
1.   California                         43       $ 231,175,652      14.8%
2.   New York                           16         186,659,066      11.9%
3.   Florida                            29         150,914,483       9.6%
4.   Texas                              36         121,185,759       7.7%
5.   Georgia                            16          95,976,258       6.1%
                                      -----------------------------------------
Total/ Weighted Average:               140       $ 785,911,218      50.2%
                                      =========================================



                                                           Percentage of
                             Number       Cut-off Date      Cut-off Date
#       Property Type      of Loans       Balance (1)        Balance
---------------------------------------------------------------------------
1.     Multifamily            104        $   605,424,514      38.7%
2.     Retail                  94            407,146,225      26.0%
3.     Hotel                   32            183,582,241      11.7%
4.     Office                  25            181,447,416      11.6%
5.     Industrial               9             77,885,522       5.0%
                          -------------------------------------------------
                              264        $ 1,455,485,919      93.0%
                          =================================================

Top 5 Mortgage Loans:

                                                                             Percentage of
                                        Property              Cut-off Date   Cut-off Date    Appraised
#       Property Name                     Type       State      Balance (1)     Balance        Value
---------------------------------------------------------------------------------------------------------
1.   The Rivergate Apartments         Multifamily      NY     $ 94,602,208      6.0%       $ 151,800,000
2.   Raritan Plaza I              (4) Office           NJ       27,484,832      1.8%          37,000,000
3.   Raritan Center
      Industrial Portfolio        (4) Industrial       NJ       24,486,486      1.6%          34,120,000
4.   Resurgens Plaza                  Office           GA       32,859,589      2.1%          72,000,000
5.   The Camargue                     Multifamily      NY       29,900,164      1.9%          44,700,000
                                                             -------------------------------------------
Total/Weighted Average:                                      $ 209,333,279     13.4%       $ 339,620,000
                                                             ===========================================


Top 5 Mortgage Loans:

                                               Cut-off Date                                 Year Built/
#                    Property Name              LTV Ratio        U/W NCF (2)     U/W DSCR    Renovated (3)
----------------------------------------------------------------------------------------------------------
1.   The Rivergate Apartments                     62.3%        $ 13,177,773        1.75 x      1985
2.   Raritan Plaza I                         (4)  74.3%           2,932,602        1.28        1985
3.   Raritan Center Industrial Portfolio     (4)  71.8%           2,490,405        1.22        1984
4.   Resurgens Plaza                              45.6%           5,342,566        2.10        1988
5.   The Camargue                                 66.9%           3,508,202        1.38        1979
                                             -------------------------------------------------------------
Total/Weighted Average:                           63.0%        $ 27,451,548        1.63 x      1984
                                             =============================================================


(1)     Assumes a Cut-off Date of June 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.

(4) The Mortgage Loans secured by Raritan Plaza I and Raritan Center Industrial Portfolio, respectively, are cross-collateralized and cross-defaulted.

(5)    Includes the District of Columbia.

                                       Mortgage Loans by State

                                                                                     Weighted                            Weighted
                                         Aggregate    Percentage of    Aggregate     Average                  Weighted    Average
                              Number    Cut-off Date    Initial        Appraised   Cut-off Date   Aggregate    Average   Year Built/
State                        of Loans   Balance (1)   Pool Balance       Value      LTV Ratio    U/W NCF (2)  U/W DSCR  Renovated(3)
------------------------------------------------------------------------------------------------------------------------------------
California                      43      $ 231,175,652     14.8%      $ 339,792,000    68.9%     $ 26,865,275    1.37 x      1984
New York                        16        186,659,066     11.9%        283,315,000    66.4%       24,122,529    1.55        1987
Florida                         29        150,914,483      9.6%        212,150,000    72.2%       18,844,710    1.50        1992
Texas                           36        121,185,759      7.7%        170,372,000    72.6%       14,513,751    1.42        1990
Georgia                         16         95,976,258      6.1%        155,840,000    65.4%       12,418,746    1.61        1988
Illinois                         9         73,914,517      4.7%         98,200,000    75.4%        8,163,844    1.35        1989
Maryland                        11         70,824,213      4.5%        111,800,000    66.1%        9,696,253    1.62        1985
New Jersey                       5         69,116,116      4.4%         96,920,000    71.9%        7,546,654    1.30        1986
Pennsylvania                     5         48,209,203      3.1%         67,100,000    72.3%        5,818,805    1.45        1994
Arizona                          8         46,023,731      2.9%         65,505,000    70.7%        5,379,325    1.40        1992
Massachusetts                    9         42,309,067      2.7%         65,050,000    67.1%        5,211,835    1.45        1973
Michigan                         9         38,360,727      2.5%         50,950,000    75.6%        4,404,217    1.36        1985
Alabama                          9         36,877,496      2.4%         52,210,000    72.4%        4,607,254    1.47        1993
Washington                      14         35,455,306      2.3%         52,255,000    69.0%        4,089,683    1.38        1985
Minnesota                        7         35,245,396      2.3%         50,615,000    70.0%        4,363,991    1.50        1985
North Carolina                  10         34,056,355      2.2%         50,650,000    69.7%        4,196,934    1.44        1986
Arkansas                         5         27,016,795      1.7%         39,950,000    68.1%        3,021,838    1.31        1993
Colorado                         6         26,811,650      1.7%         37,275,000    72.5%        3,080,440    1.33        1992
Virginia                         8         26,774,255      1.7%         35,610,000    75.5%        3,039,463    1.33        1990
Ohio                             4         26,744,923      1.7%         39,155,000    70.0%        3,334,858    1.39        1973
Oregon                           8         26,002,830      1.7%         39,205,000    66.9%        2,905,066    1.35        1990
Mississippi                      6         23,418,740      1.5%         30,975,000    75.8%        2,641,706    1.32        1992
South Carolina                   6         19,125,858      1.2%         24,445,000    78.3%        2,084,784    1.33        1992
District of Columbia             1         17,899,848      1.1%         39,500,000    45.3%        2,265,082    1.42        1995
Indiana                          3         12,445,857      0.8%         16,130,000    77.2%        1,407,708    1.44        1995
Nevada                           2          8,441,339      0.5%         12,550,000    68.2%          978,128    1.37        1988
New Mexico                       3          8,085,813      0.5%         10,522,500    76.8%          932,539    1.37        1992
Tennessee                        3          5,428,015      0.3%          7,360,000    74.1%          642,007    1.36        1993
Connecticut                      3          5,195,467      0.3%          8,000,000    65.9%          638,449    1.39        1976

                                                                                     Weighted                            Weighted
                                         Aggregate    Percentage of    Aggregate     Average                  Weighted    Average
                              Number    Cut-off Date    Initial        Appraised   Cut-off Date   Aggregate    Average   Year Built/
State                        of Loans   Balance (1)   Pool Balance       Value      LTV Ratio    U/W NCF (2)  U/W DSCR  Renovated(3)
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                        1          4,792,990      0.3%          6,000,000    79.9%          532,345    1.39        1997
Missouri                         2          3,547,044      0.2%          4,475,000    79.4%          414,210    1.46        1977
Idaho                            2          3,270,138      0.2%          4,915,000    66.6%          398,926    1.41        1977
Utah                             1          1,990,665      0.1%          3,800,000    52.4%          322,608    1.83        1989
Maine                            1            957,861      0.1%          1,200,000    79.8%          109,569    1.33        1942

                            ----------------------------------------------------------------------------------------------------
Total/Weighted Average: 28     301    $ 1,564,253,433    100.0%     $2,283,791,500    69.9%     $188,993,532    1.44 x      1988
                            ====================================================================================================



(1)    Assumes a Cut-off Date of June 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                                                     Mortgage Loans by Property Type


                                                                                    Weighted                             Weighted
                                        Aggregate     Percentage of    Aggregate    Average                   Weighted   Average
                           Number     Cut-off Date      Initial        Appraised  Cut-off Date   Aggregate     Average  Year Built/
Property Type             of Loans     Balance (1)    Pool Balance       Value      LTV Ratio    U/W NCF (2)  U/W DSCR  Renovated(3)
-----------------------  --------------------------------------------------------------------------------------------------------
Multifamily                  104      $ 605,424,514       38.7%      $ 845,531,500    72.3%    $ 69,123,251     1.41 x     1985
Retail                        94        407,146,225       26.0%        566,465,000    72.8%      48,395,506     1.38       1991
Hotel                         32        183,582,241       11.7%        311,650,000    60.6%      26,497,856     1.64       1993
Office                        25        181,447,416       11.6%        284,135,000    65.9%      22,146,802     1.48       1988
Industrial                     9         77,885,522        5.0%        112,495,000    69.8%       9,055,536     1.39       1987
Manufactured Housing          19         63,629,615        4.1%         91,880,000    71.0%       7,622,202     1.42       1977
Mixed Use / Other              8         24,854,004        1.6%         38,360,000    66.6%       3,221,510     1.46       1978
Self Storage                  10         20,283,895        1.3%         33,275,000    64.3%       2,930,869     1.60       1990
                         --------------------------------------------------------------------------------------------------------
Total/Weighted Average:      301     $1,564,253,433      100.0%     $2,283,791,500    69.9%    $188,993,532     1.44  x    1988
                         ========================================================================================================

(1)    Assumes a Cut-off Date of June 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates


                                                                               Weighted                             Weighted
                                       Aggregate   Percentage of  Aggregate     Average                  Weighted    Average
         Range of           Number   Cut-off Date    Initial      Appraised   Cut-off Date   Aggregate    Average   Year Built/
      Mortgage Rates       of Loans   Balance (1)  Pool Balance     Value      LTV Ratio    U/W NCF (2)  U/W DSCR   Renovated (3)
---------------------------------------------------------------------------------------------------------------------------------

 6.650%      -     6.999%     54    $  413,759,922    26.5%   $  613,650,000     69.2%    $  49,699,475    1.51x      1987
 7.000%      -     7.249%     85       459,904,467    29.4%      660,699,500     70.9%       56,237,161    1.48       1987
 7.250%      -     7.499%    106       473,319,834    30.3%      673,077,000     71.3%       55,261,521    1.36       1988
 7.500%      -     7.749%     44       181,810,701    11.6%      287,620,000     65.0%       23,285,182    1.41       1989
 7.750%      -     7.999%      9        22,712,957     1.5%       30,890,000     73.7%        2,599,037    1.30       1991
 8.000%      -     8.499%      1         1,403,387     0.1%        2,730,000     51.4%          248,903    1.24       1965
 8.500%      -     8.860%      2        11,342,165     0.7%       15,125,000     75.1%        1,662,253    1.43       1973

                           ------------------------------------------------------------------------------------------------------
Total/Weighted Average:      301    $1,564,253,433   100.0%   $2,283,791,500     69.9%    $ 188,993,532    1.44x      1988
                           ======================================================================================================

Maximum Mortgage Rate:                               8.860%    per annum
Minimum Mortgage Rate:                               6.650%    per annum
Wtd. Avg. Mortgage Rate:                             7.210%    per annum

(1) Assumes a Cut-off Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated reflects the later of the Year
    Built or the Year Renovated.

                                                     Cut-off Date Balances


                                                     Percentage                  Weighted                              Weighted
                                        Aggregate       of          Aggregate     Average                  Weighted     Average
          Range of          Number    Cut-off Date    Initial       Appraised   Cut-off Date  Aggregate     Average    Year Built/
   Cut-off Date Balances    of Loans  Balance (1)   Pool Balance      Value       LTV Ratio   U/W NCF(2)   U/W DSCR   Renovated (3)
--------------------------------------------------------------------------------------------------------------------------------
 $   573,042  -   1,499,999   35    $   41,885,450     2.7%       $   65,540,000     66.4%   $ 5,504,845      1.49x       1983
   1,500,000  -   2,499,999   71       141,121,351     9.0%          205,819,500     70.1%    17,314,027      1.41        1986
   2,500,000  -   3,499,999   54       157,742,107    10.1%          227,995,000     70.5%    19,409,807      1.41        1989
   3,500,000  -   4,499,999   40       159,771,106    10.2%          228,170,000     71.3%    19,165,337      1.43        1989
   4,500,000  -   5,499,999   20        99,491,338     6.4%          142,470,000     70.6%    12,179,624      1.42        1994
   5,500,000  -   6,499,999   14        84,317,556     5.4%          119,877,000     72.0%     9,851,770      1.42        1988
   6,500,000  -   7,499,999   19       131,759,545     8.4%          181,965,000     72.9%    15,731,136      1.44        1987
   7,500,000  -   9,999,999   16       141,460,303     9.0%          204,795,000     70.6%    17,974,225      1.49        1987
  10,000,000  -  14,999,999   16       192,356,358    12.3%          263,840,000     73.8%    21,124,323      1.32        1985
  15,000,000  -  24,999,999   12       229,501,527    14.7%          337,820,000     69.4%    25,777,295      1.38        1990
  25,000,000  -  39,999,999    3        90,244,585     5.8%          153,700,000     61.4%    11,783,370      1.61        1984
  40,000,000  - $94,602,208    1        94,602,208     6.0%          151,800,000     62.3%    13,177,773      1.75        1985

                            ----------------------------------------------------------------------------------------------------
Total/Weighted Average:       301   $1,564,253,433   100.0%       $2,283,791,500     69.9%   $188,993,532     1.44x       1988
                            ====================================================================================================

Maximum Cut-off Date Balance:                       $ 94,602,208
Minimum Cut-off Date Balance:                       $    573,042
Average Cut-off Date Balance:                       $  5,196,855

(1) Assumes a Cut-off Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                          Original Amortization Terms

     Range of                                                                 Weighted                                 Weighted
     Original                 Aggregate     Percentage of    Aggregate         Average                    Weighted      Average
   Amortization    Number    Cut-off Date     Initial        Appraised      Cut-off Date    Aggregate      Average    Year Built/
  Terms (Months)  of Loans   Balance (1)    Pool Balance       Value          LTV Ratio    U/W NCF (2)    U/W DSCR   Renovated (3)
-----------------------------------------------------------------------------------------------------------------------------------

  144    -   216     14     $   39,223,957     2.5%       $   66,830,000       61.4%       $  6,360,360     1.46x        1993
  240    -   264     15         47,500,054     3.0%           75,120,000       65.2%          6,679,108     1.47         1986
  300    -   311     93        381,258,301    24.4%          598,089,500       65.4%         50,447,106     1.51         1988
  312    -   360    179      1,096,271,119    70.1%        1,543,752,000       72.1%        125,506,958     1.42         1987
                    ---------------------------------------------------------------------------------------------------------------
Total/Weighted
 Averag             301     $1,564,253,433   100.0%       $2,283,791,500       69.9%       $188,993,532    11.44x        1988
                    ===============================================================================================================

Maximum Original Amortization Term (Months):   360
Minimum Original Amortization Term (Months):   144
Wtd. Avg. Original Amortization Term (Months): 337

(1) Assumes a Cut-off Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                     Original Terms to Stated Maturity (1)

                                                                                Weighted                                 Weighted
     Range of                    Aggregate     Percentage of   Aggregate         Average                    Weighted      Average
  Original Terms      Number    Cut-off Date     Initial       Appraised      Cut-off Date    Aggregate      Average    Year Built/
to Maturity (Months) of Loans    Balance (2)   Pool Balance      Value          LTV Ratio    U/W NCF (3)    U/W DSCR   Renovated (4)
-----------------------------------------------------------------------------------------------------------------------------------
   60    -    84       9     $   36,023,321       2.3%       $   50,480,000      72.8%       $  4,385,828       1.45x     1982
   96    -   120     242      1,260,766,714      80.6%        1,841,839,000      70.0%        151,737,725       1.45      1988
  132    -   179       3          9,443,796       0.6%           13,480,000      71.3%          1,139,103       1.34      1985
  180    -   300      47        258,019,602      16.5%          377,992,500      69.2%         31,730,876       1.38      1989
                     --------------------------------------------------------------------------------------------------------------
Total/Weighted
 Averag              301     $1,564,253,433     100.0%       $2,283,791,500      69.9%       $188,993,532     1.44x       1988
                     ==============================================================================================================

Maximum Original Term to Maturity (Months):      300
Minimum Original Term to Maturity (Months):       60
Wtd. Avg. Original Term to Maturity (Months):    135

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of June 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                          Remaining Amortization Terms


                                                                               Weighted                                Weighted
                                  Aggregate     Percentage of   Aggregate       Average                   Weighted      Average
 Range of Remaining    Number    Cut-off Date     Initial       Appraised     Cut-off Date   Aggregate     Average    Year Built/
Amort. Terms (Months) of Loans   Balance (1)    Pool Balance      Value        LTV Ratio    U/W NCF (2)   U/W DSCR   Renovated (3)
-----------------------------------------------------------------------------------------------------------------------------------
  120     -   179        11    $   29,964,091      1.9%       $   51,935,000    60.0%         $4,955,136    1.46x        1992
  180     -   239        14        47,625,503      3.0%           76,865,000    64.4%          6,800,306    1.47         1987
  240     -   275         4         9,134,417      0.6%           13,150,000    69.8%          1,284,026    1.46         1989
  276     -   299        79       338,233,301     21.6%          534,065,000    64.9%         45,129,659    1.52         1987
  300     -   335        18        59,530,728      3.8%           86,624,500    70.0%          7,087,513    1.37         1990
  336     -   347         3        30,277,127      1.9%           38,400,000    79.0%          3,309,336    1.39         1987
  348     -   360       172     1,049,488,264     67.1%        1,482,752,000    71.8%        120,427,556    1.42         1987
                       ------------------------------------------------------------------------------------------------------------
Total/Weighted Average: 301    $1,564,253,433    100.0%       $2,283,791,500    69.9%       $188,993,532    1.44x        1988
                       ============================================================================================================

Maximum Remaining Amortization Term (Months):         360
Minimum Remaining Amortization Term (Months):         128
Wtd. Avg. Remaining Amortization Term (Months):       334

(1) Assumes a Cut-off Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                     Remaining Terms to Stated Maturity (1)

                                                       Percentage
                                                           of                    Weighted                              Weighted
                                         Aggregate       Initial    Aggregate    Average                    Weighted   Average
Range of Remaining Terms     Number     Cut-off Date       Pool     Appraised   Cut-off Date   Aggregate    Average   Year Built/
to Stated Maturity (Months) of Loans    Balance (2)      Balance      Value      LTV Ratio     U/W NCF (3)  U/W DSCR  Renovated(4)
-----------------------------------------------------------------------------------------------------------------------------------
   48     -       83           9      $   36,023,321        2.3%  $   50,480,000   72.8%      $  4,385,828     1.45x     1982
   84     -      119         209       1,121,416,714       71.7%   1,653,759,000   69.4%       136,199,865     1.46      1987
  120     -      155          36         148,793,796        9.5%     201,560,000   74.6%        16,676,963     1.36      1989
  156     -      179          24         135,637,080        8.7%     199,425,000   69.0%        16,803,070     1.40      1993
  180     -      300          23         122,382,522        7.8%     178,567,500   69.4%        14,927,806     1.37      1984
                         ----------------------------------------------------------------------------------------------------------
Total/Weighted Average:      301      $1,564,253,433      100.0%  $2,283,791,500   69.9%      $188,993,532     1.44x     1988
                         ==========================================================================================================

Maximum Remaining Term to Maturity (Months):               299
Minimum Remaining Term to Maturity (Months):                55
Wtd. Avg. Remaining Term to Maturity (Months):             133

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of June 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Years Built/Years Renovated (1)

                                                                            Weighted                                    Weighted
   Range of                   Aggregate    Percentage of    Aggregate       Average                       Weighted      Average
     Years        Number    Cut-off Date      Initial       Appraised     Cut-off Date     Aggregate      Average      Year Built/
Built/Renovated  of Loans    Balance (2)   Pool Balance       Value         LTV Ratio      U/W NCF (3)    U/W DSCR    Renovated (1)
------------------------------------------------------------------------------------------------------------------------------------
1899 - 1950          3       $  6,934,262      0.4%      $ 10,600,000        65.8%        $    859,393    1.47 x         1910
1951 - 1960          1          1,100,000      0.1%         1,475,000        74.6%             124,548    1.28           1960
1961 - 1970         19         84,670,164      5.4%       113,960,000        75.1%           9,703,290    1.34           1968
1971 - 1980         33        176,400,691     11.3%       258,000,000        69.3%          20,890,336    1.42           1976
1981 - 1990        104        626,094,254     40.0%       946,663,500        67.9%          77,727,557    1.50           1986
1991 - 1998        141        669,054,062     42.8%       953,093,000        71.4%          79,688,408    1.41           1995

                 -------------------------------------------------------------------------------------------------------------------
Total/Weighted     301    $ 1,564,253,433    100.0%   $ 2,283,791,500        69.9%       $ 188,993,532    1.44 x         1988
  Average:       ===================================================================================================================

Most Recent Year Built/Renovated:            1998
Oldest Year Built/Renovated:                 1899
Wtd. Avg. Year Built/Renovated:              1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Assumes a Cut-off Date of June 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

                       Occupancy Rates at Underwriting (1)

                                                                                 Weighted                               Weighted
     Range of                       Aggregate     Percentage of     Aggregate    Average                     Weighted   Average
    Occupancy          Number     Cut-off Date      Initial         Appraised   Cut-off Date   Aggregate     Average   Year Built/
   Rates at U/W       of Loans     Balance (2)    Pool Balance       Value       LTV Ratio     U/W NCF (3)  U/W DSCR  Renovated (4)
-----------------------------------------------------------------------------------------------------------------------------------
60.0% -  69.9%            1    $     1,743,781       0.1%       $     3,850,000   45.3%      $     295,754     1.79 x     1992
70.0% -  79.9%            5          9,252,823       0.6%            13,830,000   67.4%          1,121,448     1.38       1983
80.0% -  89.9%           21         60,610,916       3.9%            86,700,000   71.3%          6,831,074     1.34       1988
90.0% - 100.0%          242      1,309,063,672      83.7%         1,867,761,500   71.3%        154,247,400     1.42       1987

                       ------------------------------------------------------------------------------------------------------------
Total/Weighted          269    $ 1,380,671,192      88.3%       $ 1,972,141,500   71.2%      $ 162,495,676    1.41 x      1987
  Average:             ============================================================================================================


Maximum Occupancy Rate at Underwriting:            100.0%
Minimum Occupancy Rate at Underwriting:             64.0%
Wtd. Avg. Occupancy Rate at Underwriting:           96.5%

(1) Does not include any Mortgage Loans secured by hotel properties.
(2) Assumes a Cut-off Date of June 1, 1998.
(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.


    Underwriting Debt Service Coverage Ratios
                                                                                 Weighted                              Weighted
                                   Aggregate      Percentage of     Aggregate     Average                  Weighted    Average
    Range of         Number       Cutoff Date        Initial        Appraised   Cutoff Date   Aggregate    Average    Year Built/
    U/W DSCRs       of Loans       Balance (1)     Pool Balance       Value      LTV Ratio    U/W NCF (2)  U/W DSCR  Renovated (3)
    ---------       --------       -----------     ------------       -----      ---------    -----------  --------  -------------
 1.200 x - 1.290        66     $   379,466,509       24.3%      $   514,572,000    74.1%    $  40,677,594      1.26 x   1986
 1.300   - 1.390       109         556,409,089       35.6%          757,659,500    73.9%       61,806,499      1.34     1989
 1.400   - 1.490        60         228,770,701       14.6%          343,135,000    68.2%       27,819,411      1.43     1987
 1.500   - 1.590        31         119,940,796        7.7%          180,030,000    67.5%       15,695,950      1.54     1988
 1.600   - 1.690         8          40,637,969        2.6%           61,150,000    67.6%        5,516,345      1.63     1988
 1.700   - 1.790         9         131,883,778        8.4%          215,950,000    61.4%       18,617,211      1.75     1986
 1.800   - 1.890         6          36,581,771        2.3%           60,850,000    60.9%        5,835,343      1.83     1990
 1.900   - 1.990         1           1,987,627        0.1%            5,000,000    39.8%          413,919      1.93     1986
 2.000   - 2.690 x      11          68,575,193        4.4%          145,445,000    47.9%       12,611,260      2.19     1989

                     --------------------------------------------------------------------------------------------------------------
Total/Weighed          301     $ 1,564,253,433      100.0%      $ 2,283,791,500    69.9%    $ 188,993,532      1.44 x   1988
   Average:          ==============================================================================================================

Maximum Underwriting DSCR:                             2.69 x
Minimum Underwriting DSCR:                             1.20 x
Wtd. Avg. Underwriting DSCR:                           1.44 x

(1) Assumes a Cutoff Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves,
    U/W LC's and TI's and FF&E.               `
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


        Cut-off Date Loan-to-Value Ratios


                                                                               Weighted                                Weighted
    Range of                     Aggregate     Percentage of     Aggregate     Aggregate                   Weighted     Average
   Cut-off Date     Number      Cut-off Date     Initial         Appraised   Cut-off Date     Aggregate     Average    Year Built/
   LTV Ratios      of Loans      Balance (1)   Pool Balance        Value       LTV Ratio      U/W NCF (2)  U/W DSCR   Renovated (3)
   ----------      --------      -----------   ------------        -----       ---------     -----------    --------  -------------
32.60% -  49.99%     15     $     87,737,850       5.6%     $    193,330,000     45.5%     $   14,504,860       1.94 x   1989
50.00% -  59.99%     26           87,939,875       5.6%          159,640,000     55.3%         12,739,932       1.62     1990
60.00% -  69.99%     79          492,004,434      31.5%          752,115,000     65.5%         62,365,055       1.50     1986
70.00% -  74.99%     79          388,688,996      24.8%          531,800,000     73.1%         44,114,276       1.35     1987
75.00% -  79.99%     81          416,883,958      26.7%          533,981,500     78.1%         45,188,521       1.33     1988
80.00% -  82.75%     21           90,998,319       5.8%          112,925,000     80.6%         10,080,888       1.37     1990

                   ----------------------------------------------------------------------------------------------------------------

Total/Weighted      301     $  1,564,253,433     100.0%     $  2,283,791,500     69.9%     $  188,993,532       1.44 x   1988
     Average:
                   ================================================================================================================


Maximum Cut-off Date LTV Ratio:                   82.7%
Minimum Cut-off Date LTV Ratio:                   32.6%
Wtd. Avg. Cut-off Date LTV Ratio:                 69.9%

(1) Assumes a Cut-off Date of June 1, 1998.
(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.
(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                 Prepayment Provision as of the Cut-off Date

                                                                            Weighted      Weighted      Weighted
                                                                            Average       Average       Average
                                                                     Remaining     Remaining      Remaining        Weighted
     Range of                         Aggregate     Percentage        Lockout      Lockout       Lockout Plus     Average
 Remaining Terms to       Number of  Cut-off Date   of Initial         Period       Plus YM      Premium Period    Maturity
Stated Maturity(years)(1)  Loans      Balance(2)   Pool Balance        (years)     Period(years)     (years)        (years)
---------------------------------------------------------------------------------------------------------------------------------
4.0      -      4.9          3        $ 9,403,984      0.6%             2.7            3.3            4.5            4.8
6.0      -      6.9          6         26,619,337      1.7%             3.5            5.8            5.8            6.6
8.0      -      8.9          1          9,347,127      0.6%             3.8            8.3            8.3            8.8
9.0      -      9.9        208      1,112,069,587     71.1%             7.7            8.9            9.3            9.8
10.0     -     10.9         34        140,753,387      9.0%             8.2            9.6            9.6           10.0
11.0     -     11.9          2          8,040,409      0.5%             3.0           11.6           11.6           11.9
14.0     -     14.9         24        135,637,080      8.7%            12.0           14.2           14.2           14.8
15.0     -     15.9          5         20,282,000      1.3%            10.4           14.7           14.7           15.0
17.0     -     17.9          2          6,459,866      0.4%            17.3           17.3           17.3           17.8
19.0     -     19.9          5         24,735,227      1.6%            15.2           19.2           19.2           19.9
20.0     -     20.9          4         13,725,000      0.9%            14.8           19.7           19.7           20.0
24.0     -     24.9          7         57,180,429      3.7%            20.7           24.5           24.5           24.8
                          -------------------------------------------------------------------------------------------------------
Total/Weighted Average:    301     $1,564,253,433    100.0%             8.7           10.3           10.6           11.0
                          =======================================================================================================


(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)    Assumes a Cut-off Date of June 1, 1998.

                             Mortgage Loan Seller


                                        Aggregate      Percentage       Aggregate
                              Number   Cut-off Date    of Initial       Appraised
Mortgage Loan Seller         of Loans  Balance (1)    Pool Balance        Value
-------------------------------------------------------------------------------------
GE Capital Access              117     $ 818,436,244      52.3%     $ 1,202,602,000
Column                         184       745,817,189      47.7%       1,081,189,500

                            ---------------------------------------------------------
Total or Weighted Average:     301    $1,564,253,433     100.0%     $ 2,283,791,500
                            =========================================================


                               Weighted                                 Weighted
                               Average                     Weighted      Average
                             Cut-off Date    Aggregate       Average    Year Built/
Mortgage Loan Seller          LTV Ratio    U/W NCF (2)     U/W DSCR    Renovated(3)
--------------------------------------------------------------------------------------

GE Capital Access              69.6%      $ 98,257,669     1.46           1986
Column                         70.3%        90,735,863     1.42           1989

                            ----------------------------------------------------------
Total or Weighted Average:     69.9%      $188,993,532     1.44 x         1988
                            ==========================================================


(1)    Assumes a Cut-off Date of June 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves and U/W LC's and TI's.

(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                               Prepayment Option



                                              Aggregate      Percentage of     Aggregate
                                  Number     Cut-off Date       Initial        Appraised
Prepayment Option                of Loans    Balance (1)     Pool Balance        Value
--------------------------------------------------------------------------------------------
Defeasance                         199      $ 1,117,533,641      71.4%       $ 1,658,814,500
Yield Maintenance                   85          354,840,653      22.7%           500,425,000
Prepayment Penalty                   7           65,213,372       4.2%            90,727,000
Defeasance / Yield Maintenance      10           26,665,766       1.7%            33,825,000
                                ------------------------------------------------------------
    Total/Weighted Average:        301      $ 1,564,253,433     100.0%       $ 2,283,791,500
                                ============================================================



                                   Weighted                                    Weighted
                                    Average                     Weighted       Average
                                 Cut-off Date    Aggregate       Average     Year Built/
Prepayment Option                  LTV Ratio    U/W NCF (2)     U/W DSCR    Renovated (3)
-------------------------------------------------------------------------------------------
Defeasance                           68.9%      $ 137,710,584     1.47 x         1988
Yield Maintenance                    72.1%         41,505,431     1.38           1988
Prepayment Penalty                   72.3%          6,960,887     1.35           1983
Defeasance / Yield Maintenance       78.9%          2,816,630     1.32           1992
                                -----------------------------------------------------------
    Total/Weighted Average:          69.9%      $ 188,993,532     1.44 x         1988
                                ===========================================================



(1)    Assumes a Cut-off Date of June 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves and U/W LC's and TI's.

(3) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                       Mortgage Pool Prepayment Profile

        Prepayment Provision         % of Pool   % of Pool   % of Pool    % of Pool   % of Pool
         As of Cut-off Date           Jun-98      Jun-99       Jun-00      Jun-01      Jun-02
--------------------------------------------------------------------------------------------------
                           Lock out    96.2%       96.2%       95.5%        85.8%       80.8%
                Yield Maint.Premium     0.0%        0.0%        0.7%        10.0%       15.0%
        1% to 5% Prepayment Premium     3.8%        3.8%        3.8%         4.2%        4.2%
                              Other     0.0%        0.0%        0.0%         0.0%        0.0%
                        Open Period     0.0%        0.0%        0.0%         0.0%        0.0%
                                    --------------------------------------------------------------
                             Total:   100.0%      100.0%      100.0%       100.0%      100.0%
                                    ==============================================================
                       Outstanding
                      Balance (mm):  $1,564.3    $1,546.6     $1,527.8    $1,507.1    $1,484.9

                   Number of Loans:     301         301         301          301         301



                       Mortgage Pool Prepayment Profile

        Prepayment Provision         % of Pool    % of Pool   % of Pool   % of Pool    % of Pool
         As of Cut-off Date            Jun-03      Jun-04      Jun-05       Jun-06      Jun-07
--------------------------------------------------------------------------------------------------
                           Lock out    77.2%        75.5%       75.6%       74.5%        74.3%
                Yield Maint.Premium    18.6%        20.3%       20.5%       21.6%        20.7%
        1% to 5% Prepayment Premium     3.8%         3.8%        3.9%        0.0%         0.0%
                              Other     0.0%         0.0%        0.0%        0.0%         0.0%
                        Open Period     0.4%         0.4%        0.0%        3.9%         5.1%
                                    --------------------------------------------------------------
                             Total:   100.0%       100.0%      100.0%      100.0%       100.0%
                                    ==============================================================
                       Outstanding
                      Balance (mm):   $1,452.2    $1,426.9    $1,375.4     $1,346.3    $1,306.7

                   Number of Loans:     298          298         292         292          291



                       Mortgage Pool Prepayment Profile

        Prepayment Provision         % of Pool   % of Pool    % of Pool   % of Pool   % of Pool
         As of Cut-off Date           Jun-08       Jun-09      Jun-10      Jun-11       Jun-12
--------------------------------------------------------------------------------------------------
                           Lock out    67.6%       67.5%        67.1%       67.0%       62.1%
                Yield Maint.Premium    32.0%       32.1%        31.4%       31.6%       31.8%
        1% to 5% Prepayment Premium     0.0%        0.0%         0.0%        0.0%        0.0%
                              Other     0.0%        0.0%         0.0%        0.0%        0.0%
                        Open Period     0.5%        0.4%         1.5%        1.5%        6.1%
                                    --------------------------------------------------------------
                             Total:   100.0%      100.0%       100.0%      100.0%      100.0%
                                    ==============================================================
                       Outstanding
                      Balance (mm):   $210.1       $201.7      $186.1      $176.7       $166.6

                   Number of Loans:     50           49          47          47           47


                       Mortgage Pool Prepayment Profile

        Prepayment Provision            % of Pool   % of Pool   % of Pool    % of Pool   % of Pool
         As of Cut-off Date              Jun-13      Jun-14       Jun-15      Jun-16      Jun-17
------------------------------------------------------------------------------------------------
                           Lock out       72.8%       72.6%       72.3%        72.0%       67.9%
                Yield Maint.Premium       27.2%       27.4%       27.7%        28.0%       28.0%
        1% to 5% Prepayment Premium        0.0%        0.0%        0.0%         0.0%        0.0%
                              Other        0.0%        0.0%        0.0%         0.0%        0.0%
                        Open Period        0.0%        0.0%        0.0%         0.0%        4.1%
                                    ------------------------------------------------------------
                             Total:      100.0%      100.0%      100.0%       100.0%      100.0%
                                    ============================================================
                       Outstanding
                      Balance (mm):       $58.1       $53.0       $47.6        $41.7      $36.1

                   Number of Loans:        18          18          18           16         16